Exhibit 99.33

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                  JANUARY 1998

                   Home Equity Loan Pass-Through Certificates

                                 Series 1997-HE4

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     (1)  Aggregate Monthly Payments Due:                     $     1,732,566.53

     (2)  Aggregate  Monthly  Payments  received and Monthly  Advances made this
          Month:

          (a) Principal                                       $       317,312.21
          (b) Interest                                        $     1,458,309.93
          (c) Total                                           $     1,775,622.14

     (3) Aggregate Principal Prepayments in part received on Self- Amortizing Mortgage Loans and applied in the applicable Prepayment Period:

          (a) Principal                                       $         4,352.22
          (c) Total                                           $         4,352.22

     (4) Aggregate Principal Prepayments in full received in the applicable Prepayment period:

          (a) Principal                                       $       759,707.50
          (b) Interest                                        $         8,627.05
          (c) Total                                           $       768,334.55

     (5) Aggregate Insurance Proceeds (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:

          (a) Principal                                       $             0.00
          (b) Interest                                        $             0.00
          (c) Total                                           $             0.00

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     (6)  Aggregate Liquidation Proceeds for prior month:

          (a) Principal                                       $             0.00
          (b) Interest                                        $             0.00
          (c) Total                                           $             0.00

     (7) Aggregate Purchase Prices for Defaulted Mortgage Loans:

         (a) Principal                                        $             0.00
         (b) Interest                                         $             0.00
         (c) Total                                            $             0.00

     (8) Aggregate Purchase Prices for (and substitution adjustments) for Defective Mortgage Loans:

          (a) Principal                                       $             0.00
          (b) Interest                                        $             0.00
          (c) Total                                           $             0.00


     (9)  Aggregate Purchase Prices for for Document Deficiencies per Sec. 2.02:

          (a) Principal                                       $             0.00
          (b) Interest                                        $             0.00
          (c) Total                                           $             0.00

     (10) Pool Principal Balance:                             $   186,134,461.31

     (11) Available Funds:                                    $     2,473,059.29

     (12) Realized Losses for prior month:                    $             0.00

     (13) Aggregate Realized Losses:                          $             0.00
          (a) Deficient Valuations                            $             0.00
          (b) Special Hazard Losses                           $             0.00
          (c) Fraud Losses                                    $             0.00
          (d) Excess Bankruptcy Losses                        $             0.00
          (e) Excess Special Hazard Losses                    $             0.00
          (f) Excess Fraud Losses                             $             0.00

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     (14) Compensating Interest Payment:                      $         2,255.38

     (15) Net Simple Interest Shortfall:                      $           (0.00)

     (16) Net Simple Interest Excess:                         $             0.00

     (17) Simple Interest Shortfall Payment:                  $           (0.00)

     (18) Unpaid Net Simple Interest Shortfall:

Class A1                  36157NFF6            $        0.00
Class A2                  36157NFG4            $        0.00
Class A3                  36157NFH2            $        0.00
Class A4                  36157NFJ8            $        0.00
Class A5                  36157NFK5            $        0.00
Class A6                  36157NFL3            $        0.00
Class A7                  36157NFM1            $        0.00
Class S                   36197HE4             $        0.00
Class M                   36157NFQ2            $        0.00
Class B1                  36157NFR0            $        0.00
Class B2                  36157NFS8            $        0.00
Class B3                  36157NFT6            $        0.00
Class B4                  36157NFU3            $        0.00
Class B5                  36157NFV1            $        0.00

     (19) Class Certificate Interest Rate:

Class M                   36157NFQ2            7.135%
Class B1                  36157NFR0            7.330%
Class B2                  36157NFS8            7.675%
Class B3                  36157NFT6            8.972%
Class B4                  36157NFU3            8.972%
Class B5                  36157NFV1            8.972%
Class S                   36197HE4             2.10%

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     (20) Accrued Certificate Interest and Pay-out Rate:

Class A1                  36157NFF6      $      323,618.75        6.825%
Class A2                  36157NFG4      $      109,416.67        6.565%
Class A3                  36157NFH2      $      164,750.00        6.590%
Class A4                  36157NFJ8      $       56,375.00        6.765%
Class A5                  36157NFK5      $       75.933.33        6.800%
Class A6                  36157NFL3      $      139.880.73        7.170%
Class A7                  36157NFM1      $       95,766.09        6.735%
Class S                   36197HE4       $      325,977.49        2.10%
Class M                   36157NFQ2      $       27,671.91        7.135%
Class B1                  36157NFR0      $       25,587.81        7.330%
Class B2                  36157NFS8      $       11,909.04        7.675%
Class B3                  36157NFT6      $       13,921.83        8.972%
Class B4                  36157NFU3      $       10,437.63        8.972%
Class B5                  36157NFV1      $       10,441.08        8.972%
                              Total      $    1,391,687.36

     (21) Principal distributable:

Class A1                  36157NFF6      $    1,054,187.93
Class A2                  36157NFG4      $            0.00
Class A3                  36157NFH2      $            0.00
Class A4                  36157NFJ8      $            0.00
Class A5                  36157NFK5      $            0.00
Class A6                  36157NFL3      $            0.00
Class A7                  36157NFM1      $            0.00
Class M                   36157NFQ2      $        7,933.89
Class B1                  36157NFR0      $        7,141.19
Class B2                  36157NFS8      $        3,174.24
Class B3                  36157NFT6      $        3,174.24
Class B4                  36157NFU3      $        2,379.83
Class B5                  36157NFV1      $        2,380.61
Class R1                  36157NFN9      $          500.00
Class R2                  36157NFP4      $          500.00
                             Total       $    1,081,371.93

     (22) Additional  distributions  to the  Class R1  Certificate  pursuant  to
          Section 2.05 (d) :              $                0.00

     (23) Additional  distributions  to the  Class R2  Certificate  pursuant  to
          Section 4.01 (b) :              $                0.00

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B.   Other Amounts:

     (1)  Senior Percentage for such Distribution Date:               91.748190%

     (2)  Senior Prepayment Percentage for such Distribution Date:   100.000000%

     (3)  Junior Percentage for such Distribution Date:                8.251810%

     (4)  Junior Prepayment Percentage for such Distribution Date:     0.000000%

     (5)  Subordinate Certfificate Writedown Amount for such
          Distribution Date:                                           0.000000%

     (6)  Prepayment Distribution Triggers satisfied:
                                Yes                  No
                                ---                  --
        Class B1                 X
        Class B2                 X
        Class B3                 X
        Class B4                 X
        Class B5                 X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                   GE CAPITAL MORTGAGE SERVICES, INC.


                                   By:  /s/ Karen Pickett
                                   -----------------------------------
                                   Name:     Karen Pickett
                                   Title:    Vice President,
                                             Investor Operations